SUPPLEMENTARY DATA ON SELECTED CONSOLIDATED STATEMENTS OF INCOME ITEMS (Schedule of Research and Development Costs, Net) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
SUPPLEMENTARY DATA ON SELECTED CONSOLIDATED STATEMENTS OF INCOME ITEMS [Abstract]
Total costs	$ 15,044	$ 11,583	$ 8,192
Capitalized software development costs	(1,651)	(848)	(739)
Research and development costs, net	$ 13,393	$ 10,735	$ 7,453